December 19, 2025 (as supplemented on June 30, 2026)
Summary Prospectus

Vanguard Treasury Money Market Fund
Investor Shares
Vanguard Treasury Money Market Fund Investor Shares (VUSXX)
The Fund’s statutory Prospectus and Statement of Additional Information dated December 19, 2025 (as supplemented on June 30, 2026), as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Treasury Money Market Fund (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

Principal Investment Strategies
The Fund is actively managed, investing solely in high-quality, short-term money market instruments whose interest and principal payments are backed by the full faith and credit of the U.S. government. Under normal circumstances, the Fund seeks to invest 100%, but will invest at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury securities and in repurchase agreements fully collateralized by U.S. Treasury securities. All of the repurchase agreements in which the Fund invests are with the Federal Reserve Bank of New York and are fully collateralized by U.S. Treasury securities.

The Fund has elected to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in U.S. Treasury securities (including repurchase agreements fully collateralized by U.S. Treasury securities) and therefore satisfies the requirement for designation as a government money market fund. The Fund seeks to maintain a stable share price, or net asset value (NAV), of $1; maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and invests in high-quality securities with effective maturities of 397 days or less. To be eligible for investment by the Fund, a security must be determined by methods approved by the board of trustees of Vanguard Admiral Funds to present minimal credit risk. As a result, the Fund selects securities based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. Securities held by the Fund may pay fixed, variable, or floating rates of interest.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.

• Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.
• Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Repurchase Agreements. The Fund invests in repurchase agreements, which are agreements under which the Fund acquires a security from a seller while simultaneously agreeing to resell the security to the seller at an agreed-upon price on a specific date. If the seller does not fulfill its obligation, the Fund could lose money, suffer delays, or incur costs arising from holding or selling the security.
• Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant peer group average. Returns for the iMoneyNet Money Fund Report’s 100% Treasury Funds Average are derived from data provided by iMoneyNet, Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Treasury Money Market Fund Investor Shares

The highest and lowest returns for a calendar quarter during the periods shown in the bar chart and the year-to-date return as of the most recent calendar quarter were:
	Total Return	Quarter
Highest	1.34%	December 31, 2023
Lowest	0.00%	March 31, 2015
Year-to-Date Return	3.21%	September 30, 2025
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Treasury Money Market Fund Investor Shares	5.24%	2.43%	1.71%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.45%	2.54%	1.79%
iMoneyNet Money Fund Report’s 100 percent Treasury Funds Average	4.89	2.20	1.43

Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Eion D’Anjou, Portfolio Manager at VCM. He has co-managed the Fund since April 2026.
Nafis T. Smith, Principal of Vanguard and Portfolio Manager at VCM. He has managed the Fund since 2017.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Treasury Money Market Fund Investor Shares—Fund Number 11
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 11 062026